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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 of 159d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): August 16, 1998

                     EASTERN ENVIRONMENTAL SERVICES, INC.
                  -------------------------------------------
            (Exact name of registrant as specified in its charter)

         Delaware                  0-16102                 59-2840783
       ------------              -----------             ---------------
(State or other jurisdiction     (Commission              (IRS Employer
    of incorporation)            File Number)           Identification No.)

           1000 Crawford Place
         Mt. Laurel, New Jersey                               08054
       --------------------------                           ----------
(address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:  (609) 235-6009
                                                   ------------------

                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 5. Other Events.
        -------------

     On August 17, 1998, Eastern Environmental Services, Inc. (NASDAQ: EESI) ("Eastern") announced that, pursuant to the terms of a definitive agreement and plan of merger (the "Merger Agreement"), attached hereto as Exhibit 2.1, Waste Management, Inc. (NYSE:WMI) ("Waste Management") has agreed to acquire Eastern in a transaction whereby a wholly-owned subsidiary of Waste Management will be merged with and into Eastern ("Merger"). In the Merger, holders of Eastern's outstanding common stock will receive 0.6406 of a share of Waste Management common stock in exchange for each share of Eastern common stock held, and Eastern will become a wholly-owned subsidiary of Waste Management.

     In connection with, and as a condition to entering into the Merger Agreement, Waste Management required that Louis D. Paolino, Jr., Chairman, CEO and President of Eastern, George O. Moorehead, Director, Willard Miller, Executive Vice President, Glen Miller, Executive Vice President, Gregory M. Krzemien, Chief Financial Officer, and Robert M. Kramer, Executive Vice President and General Counsel, enter into a Stockholders Support Agreement (the "Support Agreement"), a form of which is attached hereto as Exhibit 2.2, pursuant to which they are to vote in favor of and otherwise support the Merger, subject to the limitations set forth therein.

     The Merger is subject to Eastern stockholder approval and customary closing conditions, including government approvals.

     On August 19, 1998, a complaint (the "Complaint"), purporting to be a class action, was filed in Delaware Chancery Court, naming certain Eastern directors and Eastern as defendants and seeking to enjoin consummation of the Merger and compensatory damages. The Complaint alleges generally that Eastern directors breached their fiduciary duties to Eastern stockholders. A copy of the Complaint is attached hereto as Exhibit 99.1. Eastern believes that the allegations in the Complaint are without merit and intends to vigorously defend the case.

     The foregoing descriptions of the Merger Agreement, the Support Agreement, the Complaint and the other matters set forth above are qualified in their entirety by reference to the Exhibits hereto.

     Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     Exhibit 2.1 Agreement and Plan of Merger, dated as of August 16, 1998, by and among Waste Management, Inc., Ocho Acquisition Corporation and Eastern Environmental Services, Inc.

     Exhibit 2.2 Form of Stockholders Support Agreement, dated as of August 16, 1998, by and among Waste Management, Inc., Ocho Acquisition Corporation, Louis D. Paolino, Jr., George O. Moorehead, Willard Miller, Glen Miller, Gregory M. Krzemien and Robert M. Kramer .

     Exhibit 99.1 Complaint in Court of Chancery of the State of Delaware, naming Barbara Selverian, as plaintiff, and certain Eastern directors and Eastern, as defendants.
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                                  SIGNATURES
                                  ----------

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EASTERN ENVIRONMENTAL SERVICES, INC.

Date: August 21, 1998                   By: /s/ Robert M. Kramer
                                           ---------------------------------
                                           Robert M. Kramer,
                                           Executive Vice President
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                                 EXHIBIT INDEX
                                 -------------

     Exhibit 2.1 Agreement and Plan of Merger, dated as of August 16, 1998, by and among Waste Management, Inc., Ocho Acquisition Corporation and Eastern Environmental Services, Inc.

     Exhibit 2.2 Form of Stockholders Support Agreement, dated as of August 16, 1998, by and among Waste Management, Inc., Ocho Acquisition Corporation, Louis D. Paolino, Jr., George O. Moorehead, Willard Miller, Glen Miller, Gregory M. Krzemien and Robert M. Kramer.

     Exhibit 99.1 Complaint in Court of Chancery of the State of Delaware, naming Barbara Selverian, as plaintiff, and certain Eastern directors and Eastern, as defendants.

        Schedules referred to in the Agreement and Plan of Merger are listed and briefly described below and are omitted from this filing. The Registrant agrees to furnish supplementally a copy of any omitted schedule to the Commission upon request, in accordance with Item 601(b)(2) of Regulation S-K.

                   Schedules to Agreement and Plan of Merger
                   -----------------------------------------

5.2(b)   Obligation to Issue Common Stock

5.4(b)   Consents and Approvals

5.4(c)   Consents and Approvals

5.5      Reports and Financial Statements

5.6      Absence of Undisclosed Liabilities

5.8      Litigation

5.13     Employee Benefit Plans

6.1      Conduct of Business by Company Pending the Merger

7.11     Directors and Officers Indemnification Contracts